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                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY
                                    TO TENDER
               UNREGISTERED 8 5/8% SERIES A SENIOR NOTES DUE 2007
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF
                              ALLIED HOLDINGS, INC.
        PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED _______, 1997

         As set forth in the Exchange Offer (as defined in the Prospectus (as defined below)), this form or one substantially equivalent hereto must be used to accept the Exchange Offer if certificates for unregistered 8 5/8% Series A Senior Notes due 2007 (the "old Notes"), of Allied Holdings, Inc., are not immediately available or time will not permit a holder's Old Notes or other requirements documents to reach the Exchange Agent on or prior ot the Expiration Date (as defined below), or the procedure for book-entry transfer cannot be completed on a timely basis. This form may be delivered by facsimile transmission, by registered or certified mail, by hand, or by overnight delivery service to the Exchange Agent. See "The Exchange Offer - Procedures for Tendering" in the Prospectus.

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THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON ______________, 1997 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE COMPANY.

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                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                        THE FIRST NATIONAL BANKOF CHICAGO

By Registered or Certified Mail or Hand or Overnight Delivery Service

The First National Bank of Chicago
c/o First Chicago Trust Company of New York
14 Wall Street, 8th Floor, Window 2
New York, New York 10005

           By Facsimile Transmission (for Eligible Institutions only):
                                FAX 212/240-8938

                            (Facsimile Confirmation)
                                  212/240-8801

         (Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand, or by overnight delivery service.)

         DELIVERY OF THIS NOTICE TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
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Gentlemen:

         The undersigned hereby tenders to Allied Holdings, Inc., a Georgia corporation (the "Company"), in accordance with the Company's offer, upon the terms and subject to the conditions set forth in the prospectus dated _______, 1997 (the "Prospectus"), and in the accompanying Letter of Transmittal, receipt of which is hereby acknowledge, $_____ ________ in the aggregate principal amount of Old Notes pursuant to the guaranteed delivery procedures described in the Prospectus.

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Name(s) of Registered Holder(s):
                                ------------------------------------------------
                                             (Please Type of Print)

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
Area Code and Telephone Number:
                               -------------------------------------------------
Certificate Number(s) for Old Notes (if available):
                                                   -----------------------------
Total Principal Amount Tendered and
Represented by Certificate(s): $
                                ------------------------------------------------
Signature of Registered Holder(s):
                                  ----------------------------------------------
Date:
     -------------------------

[ ]      The Depository Trust Company
         (check if Old Notes will be tendered by book-entry transfer)

Account Number
              -----------------------------------
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                      THE GUARANTEE BELOW MUST BE COMPLETED


                                    GUARANTEE

                    [Not to be used for signature guarantee]



         The undersigned, being a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby guarantees (a) that the above-named person(s) "own(s)" the Old Notes tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Securities Exchange Act of 1934, as amended, (b) that such Old Notes complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Old Notes tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the Expiration Date.

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Name of Firm:
             -------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
Area Code and Telephone Number:
                               -------------------------------------------------

Authorized Signature:
                     -----------------------------------------------------------
Name:
     ---------------------------------------------------------------------------
Title:
      -----------------------------------
Date:
      -----------------------------------
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NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF OLD
NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.